UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

May 10, 2010

Max Capital Group Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

000-33047	98-0584464
(Commission File Number)	(IRS Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-8800

Registrant’s telephone number, including area code

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on May 10, 2010, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend that the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 apply to these forward-looking statements. These statements reflect Max’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

Max believes that these factors include, but are not limited to, the following (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effects of emerging claims and coverage issues; (4) changes in general economic conditions, including changes in capital and credit markets; (5) the effect of competition and cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (6) any lowering or loss of financial ratings; (7) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (8) the loss of business provided to Max or Harbor Point by their major brokers; (9) the effect on Max’s and Harbor Point’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (10) tax and regulatory changes and conditions; (11) the integration of Harbor Point or new business ventures Max may enter into; and (12) retention of key personnel, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Max’s most recent report on Form 10-K, Form 10-Qs filed subsequent to, and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in Exhibit 99.1 are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Max will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Max or its business or operations. Max undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slides from presentation by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd. (Registrant)

/s/ PETER A. MINTON

Name:	Peter A. Minton
Title:	Executive Vice President and Chief Operating Officer

Date: May 10, 2010

Exhibit Index

Exhibit No.	Description

99.1	Slides from presentation by management.